SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       WESTERN TECHNOLOGY & RESEARCH, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   John D. Richardson, Chief Executive Officer
                 (NAME OF PERSON(S) FILING THE PROXY STATEMENT)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.


1)       Title of each class of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------
2)       Aggregate number of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                  N/A
         -----------------------------------------------------------------------
4)       Proposed maximum aggregate value of transaction:

                  N/A
         -----------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)  Amount Previously Paid:
                           N/A
                  --------------------------------------------------------------
                  2)  Form, Schedule or Registration Statement No.:
                           N/A
                  --------------------------------------------------------------
                  3)  Filing Party:
                           N/A
                  --------------------------------------------------------------
                  4)  Date Filed:
                           N/A
                  --------------------------------------------------------------

                       WESTERN TECHNOLOGY & RESEARCH, INC.
                              946 WEST PENN AVENUE
                               ROBESONIA, PA 19551
                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 8, 1999
                    ----------------------------------------

TO THE SHAREHOLDERS OF WESTERN TECHNOLOGY & RESEARCH, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Western Technology & Research, Inc., a Wyoming corporation ("Western Tech" or the "Company"), will be held on June 8, 1999, at the Company's offices located at 946 West Penn Avenue, Robesonia, PA 19551 at 12:30 p.m., Eastern Daylight Time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

         1. To elect three (3) directors to the Board of the Company for a one (1) year term;

         2.       To approve the adoption of the Company's 1999 Stock Plan;

         3. To change the Company's state of incorporation from Wyoming to Delaware by means of a merger of the Company with and into Cimnet, Inc., a wholly-owned Delaware subsidiary; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All Shareholders are cordially invited to attend the Annual Meeting. Only those Shareholders of record at the close of business on May 17, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS


May 21, 1999                           John D. Richardson, Chairman of the Board

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO INTERSTATE TRANSFER COMPANY, 56 WEST 400 SOUTH, SUITE 260, SALT LAKE CITY, UTAH 84101.

                       WESTERN TECHNOLOGY & RESEARCH, INC.
                              946 WEST PENN AVENUE
                               ROBESONIA, PA 19551

                                 PROXY STATEMENT


                                  INTRODUCTION

              This  Proxy   Statement  is  furnished  in  connection   with  the
solicitation of proxies by the Board of Directors of Western Technology & Research, Inc., a Wyoming corporation ("Western Tech" or the "Company"), for use at the annual meeting of the Company's Shareholders to be held on June 8, 1999 at the Company's offices located at 946 West Penn Avenue, Robesonia, PA 19551, at 12:30 p.m., local time, and at any adjournments thereof (the "Annual Meeting").

              The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect three (3) directors to the Board of Directors of the Company for a one (1) year term, (ii) to approve the adoption of the Company's 1999 Stock Plan, (iii) to change the Company's state of incorporation from Wyoming to Delaware by means of a merger (the "Reincorporation Merger") of the Company with and into Cimnet, Inc., a wholly-owned Delaware subsidiary ("Cimnet"), and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS. Only holders of record of Common Stock at the close of business on May 17, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting.

              The principal executive offices of the Company are located at 946 West Penn Avenue, Robesonia, PA 19551, and its telephone number is (610) 693-3114. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to Shareholders is May 25, 1999. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, including audited financial statements, is being sent to Shareholders together with this Proxy Statement and is incorporated herein by reference. IN LIGHT OF RECENT DEVELOPMENTS REGARDING THE ACQUISITION OF CIMNET BY THE COMPANY, IT IS RECOMMENDED THAT EACH SHAREHOLDER REVIEW THE COMPANY'S ANNUAL REPORT.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

              As of the Record Date, there were outstanding 5,150,000 shares of Common Stock held by approximately 95 holders of record and 200 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be elected as a Director named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to such Proposal. The adoption of the Company's 1999 Stock Plan described in Proposal 2 must be approved by a majority of the votes cast with respect to such proposal. The Reincorporation Merger described in Proposal 3 must be approved by a majority of the votes entitled to be cast with respect to such proposals. Abstentions and broker non-votes will have no effect with respect to Proposals 1, and 2, and will have the effect of a "no" vote with respect to Proposal 3. BROKERS WHO HOLD SHARES IN STREET NAME MAY VOTE ON BEHALF OF BENEFICIAL OWNERS WITH RESPECT TO PROPOSAL 1. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

              The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company which the Company anticipates costing less than $10,000. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

              Proxies given by Shareholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the Stockholder or his attorney authorized in writing or, if the Stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

              ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

              None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a Stockholder to dissent and obtain the appraisal of or payment for such Stockholder's shares.

                                  PROPOSAL ONE

TO ELECT THREE DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

              The Company's board presently consists of three (3) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors. The Board has nominated three
(3) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the three (3) persons who have been nominated by the Board of Directors to stand for re-election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of shareholders. The Proxies will be voted for the election of the three (3) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the Proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Shareholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating the existence of a quorum.

BIOGRAPHICAL SUMMARIES OF NOMINEES FOR THE BOARD OF DIRECTORS

         JOHN D. RICHARDSON. Mr. Richardson has been the Chairman of the Board, Chief Executive Officer and Chief Accounting Officer of Western Tech since March 2, 1999. Mr. Richardson was a computer programmer at Rockwell International Corporation from 1980 to 1982, where he programmed machine tools for the manufacture of printing presses. In 1982, he joined the cutting tool division of Sandvik Corporation during which time he served as a regional sales manager for the company's Pennsylvania territory. In 1984, he left Sandvik to form Cimnet and has served as its Chief Executive Officer and Chairman of the Board since that time.

         DAVID BIRK. Mr. Birk has been a director of Western Tech since March 2, 1999 and a director of Cimnet since January 1998. Mr. Birk is the sole stockholder and President of ManSoft, a software distribution company in the southwestern United States. ManSoft is a significant regional distributor of Cimnet's product. From 1986 through 1994, Mr. Birk was a Regional Sales Manager of Intercim (and its predecessors), a software developer of manufacturing execution systems.

         R. ANDREW ROOSEVELT. Mr. Roosevelt has been a director of Western Tech since March 2, 1999 and a director of Cimnet since June 1998. Mr. Roosevelt formed Go Glo Co., Inc., a venture capital firm, in 1990 and has served as its President since that time. Go Glo Co., Inc. is a stockholder of Cimnet.

         All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

         Directors do not receive compensation from the Company for their participation as members of the Board of Directors. All directors are reimbursed by the Company for expenses incurred in attending directors' meetings.

         There are no family relationships among any of such persons.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. JOHN D. RICHARDSON, DAVID BIRK AND ANDREW ROOSEVELT AS DIRECTORS OF THE COMPANY. UNLESS OTHERWISE INSTRUCTED OR UNLESS AUTHORITY TO VOTE IS WITHHELD, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

              The Board of Directors met two (2) times during the fiscal year ended December 31, 1998. No incumbent Director attended fewer than 75% of the total number of Board of Directors meetings occurring after his election as a director of the Company. The Board of Directors does not have any standing committees.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Western Tech's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of Western Tech's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Western Tech. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Western Tech with copies of all
Section 16(a) forms they file.

         Except as set forth below, to Western Tech's knowledge, based solely on its review of the copies of such reports furnished to Western Tech during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers and directors and greater than ten percent beneficial owners were satisfied. The following table sets forth, as of the date of this report, the name and relationship of each person who failed to file on a timely basis any reports required pursuant to Section 16 of the Exchange Act:

NAME                       POSITION                           REPORT TO BE FILED
----                       --------                           ------------------

Zenith S. Merritt          President, Director, >10% S/H           Form  3
Thomas M. Hockaday         Vice President and Director             Form  3
Jo Juliano Smith           Director                                Form  3

DIRECTORS AND EXECUTIVE OFFICERS

         In addition to the Biographical Summaries of the Nominees for the Board of Directors above, certain information concerning the present Executive Officers of the Company is set forth below:

         JOSEPH VINHAIS. Mr. Vinhais joined Cimnet in 1994 us a Statistical Process Control Product Manager. He was then promoted to Regional Sales Manager,

Vice President of Sales and has served as its President since January 1, 1998. Prior to his employment with Cimnet, Mr. Vinhais was employed as a staff engineer by Textron Lycoming.

         KEITH FRANTZ. Mr. Frantz joined Cimnet in 1989 and has served as its Vice President of Development since 1992. Previously, he was a Senior Engineer at Laser Communications, Inc.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following table shows all the cash compensation paid or to be paid by the Company to the Chief Executive Officer, and all officers who received in excess of $100,000 in annual salary and bonus, for the fiscal years ended December 31, 1998, 1997 and 1996:


------------------------------------------------------------------------------------------------------------

                                                                                  Long Term Compensation
                                                                            --------------------------------
                                               Annual Compensation                Awards          Payouts
                                      ------------------------------------- ------------------ -------------
        (a)           (b)      (c)       (d)           (e)          (f)        (g)       (h)        (i)
                                                                 Restricted             LTIP     All Other
      Name and                                    Other Annual     Stock     Options/  Payouts Compensation
 Principal Position  Year   Salary($) Bonus($)  Compensation ($)  Awards     SARs(#)     ($)        ($)
------------------- ------ ---------- -------- ----------------- ---------- --------- -------- -------------

John D. Richardson,  1998    $228,999  $11,073        $ -0-         -0-                  -0-        -0-
     CEO
                     1997    $159,374  $10,482        $ -0-         -0-                  -0-        -0-

                     1996    $135,000   10,752          ---         ---        ---       ---        ---

Joseph Vinhais,      1998    $122,549  $ 7,000        $ -0-         -0-      350,000     -0-        -0-
 President
                     1997    $95,637   $23,392        $ -0-         -0-                  -0-        -0-
                     1996    $77,942   $ 6,000        $ -0-         -0-                  -0-        -0-

------------------------------------------------------------------------------------------------------------

         The following table sets forth certain information with respect to options granted during the last fiscal year to the Company's Executive Officers named in the above Summary Compensation Table.


                              OPTION/SAR GRANTS IN LAST FISCAL YEAR
      (a)                 (b)                   (c)                  (d)                 (e)

                                         % of Total Options
                  Number of Securities      Options/SARs
                                              Granted
                   Underlying Option/     to Employees in      Exercise or Base       Expiration
     Name           SARs Granted (#)        Fiscal Year        Price (# Share)           Date
---------------- --------------------- -------------------- ------------------- -----------------
Joseph Vinhais           50,000                14.3%                $ .05               1/1/02
    _______             300,000                85.7%                $1.25               1/1/02

-------------------------------------------------------------------------------------------------

         The following table sets forth certain information with respect to options exercised during the fiscal year ended December 31, 1998, by the Company's Executive Officers named in the Summary Compensation Table, and with respect to unexercised options held by such person at the end of the fiscal year ended December 31, 1998.

-----------------------------------------------------------------------------------------

 Aggregate Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Option/SAR Values
     (a)               (b)            (c)                (d)                   (e)

                                               ---------------------- --------------------
                                                      Number of             Value of
                                                Securities Underlying      Unexercised
                                                 Unexercised Options/     In-the-Money
                                                  SARs at FY-End (#)     Options/SARs at
                 Shares Acquired     Value           Exercisable/      FY-End Exercisable/
     Name        on Exercise (#)  Realized ($)      Unexercisable         Unexercisable
-------------- ----------------- ------------- ---------------------- --------------------
Joseph Vinhais       ---             ---          116,667/233,333        $166/$233(1)

-----------------------------------------------------------------------------------------

1. Based upon a closing price of $.06 per share of the Company's Common Stock as of December 31, 1998.

1999 STOCK PLAN

                  As of April 15, 1999, the Board of Directors of the Company, adopted the 1999 Stock Plan (the "1999 Plan"), subject to approval of the Company's stockholders. The purpose of the 1999 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. The 1999 Plan is expected to provide even greater flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws. See Proposal number 2 - Adoption of the 1999 Stock Plan.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.


NAME AND ADDRESS OF            SHARES OF COMMON STOCK      PERCENTAGE OF CLASS
BENEFICIAL OWNER(1)            BENEFICIALLY OWNED(2)       BENEFICIALLY OWNED(3)
-------------------            ---------------------       ---------------------

John D. Richardson(4)              3,645,000(8)                   70.7%

David Birk(6)                       --------                        *

Andrew Roosevelt(7)                   50,000(5)                     *

Joseph Vinhais(9)                    116,667(10)                   2.2%

Keith Frantz(11)                      32,000(12)                    *

All Officers and Directors
  as a Group (5 persons)           4,095,567                      76.7%

----------
* represents less than 1% of the total number of shares of the Company's Common Stock outstanding
1. Unless noted otherwise, the address for such person is c/o Western Technology & Research, Inc., 946 West Penn Avenue, Robesonia, PA 19551
2. Unless noted otherwise, all shares indicated as beneficially owned are held of record by and the right to vote and transfer such shares lies with the person indicated. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.
3.       Calculated based upon 5,150,000 shares of common stock outstanding.
4. Mr. Richardson has been the Chairman of the Board, Chief Executive Officer and Chief Accounting Officer of Western Tech since the consummation of the Merger.
5. Mr. Richardson disclaims beneficial ownership of an aggregate of 55,000 shares of Common Stock beneficially owned by children and his parents.
6. Mr. Birk has been a director of Western Tech since the consummation of the Merger.
7. Mr. Roosevelt has been a director of Western Tech since the consummation of the Merger.
8. Includes (i) 20,000 shares of Common Stock and (ii) 30,000 Class A Common Stock Purchase Warrants, each held by Go Glo Co., Inc., a company owned and controlled by Mr. Roosevelt.
9. Mr. Vinhais is the President of Cimnet with his primary job function being the growth of the Folders software division .
10. Includes (i) 16,667 shares of Common Stock issuable upon the exercise of a stock option prior to January 1, 2000 at an exercise price of $.05 per share and (ii) 100,000 shares of Common Stock issuable upon the exercise of a stock option prior to January 1, 2002 at an exercise price of $1.25 per share.
11.      Mr. Frantz is the Vice President-Development of Cimnet.
12. Includes 12,000 shares of Common Stock issuable upon the exercise of a stock option prior to May 21, 1999 at an exercise price of $2.50 per share.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         To  the  best  of   Management's   knowledge  there  were  no  material
transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by Western

Tech to own of record or beneficially more than 5% of any class of Western Tech's common stock, or any member of the immediate family of any of the foregoing persons, has an interest. H.D. Williams has advanced funds to pay for attorneys fees and accounting fees for the preparation of filings with the Securities and Exchange Commission. In addition, the Company has agreed to pay Williams Investment Co. a consulting fee of $25,000 for services rendered in connection with the Merger.

         The Company's principal facility is a 6,500 square foot building in Robesonia, Pennsylvania. In addition, the Company has recently moved some of its new product development group to a 1,000 square foot space adjacent to the principal facility. The Company believes that its current facilities are adequate to meet the Company's current business requirements, and that suitable additional space will be available as needed. The building is owned by John Richardson, Western Tech's Chief Executive Officer and Chairman of the Board and the lease is on a year to year basis. The monthly rent paid by the Company to Mr. Richardson is $7,500 month which the Company considers to be no greater than market rate for comparable space.

       On December 9, 1997, Cimnet issued 500,000 shares of its common stock to two individuals for consulting and advisory services rendered through that date and $15,000 in cash ($0.03 per share). The difference between the fair value of the common stock, $1.15 as determined by management based on Cimnet's private placement of its securities, and the cash consideration was charged to Cimnet's operations in 1997.


                                  PROPOSAL TWO

                         ADOPTION OF THE 1999 STOCK PLAN

         As of April 15, 1999, the Board of Directors of the Company, subject to approval of the Company's stockholders, adopted the 1999 Stock Plan (hereinafter called the "1999 Plan"). The purpose of the 1999 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company, or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, no par value ("Common Stock"), in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 1999 Plan is attached as Annex A to this Proxy Statement and the description of the 1999 Plan set forth below is qualified in its entirety by reference to the full text of the 1999 Plan.

DESCRIPTION OF THE 1999 PLAN

         The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 1999 Plan is initially 1,000,000 shares. Shares issuable under the 1999 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

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

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

          Options granted under the 1999 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any

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

other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Awards under the 1999 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         The Board may amend, alter, suspend, discontinue or terminate the 1999 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1999 Plan may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1999 Plan shall terminate ten (10) years after adoption by the shareholders.

RECOMMENDATION OF BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED 1999 PLAN.


                                 PROPOSAL THREE

                    REINCORPORATION IN THE STATE OF DELAWARE

GENERAL

                  For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Wyoming to Delaware (the "Reincorporation"). Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation. Throughout this Proxy Statement, the term "Company" refers to the existing Wyoming corporation and the term "Cimnet" refers to Cimnet, Inc., a wholly-owned Delaware subsidiary of the Company, and is the proposed successor to the Company.

                  The Reincorporation will be effected by merging the Company into Cimnet (the "Merger"), which is to be effected in accordance with the terms of an Agreement and Plan of Merger, a form of which is attached hereto as Annex B (the "Merger Agreement"). Upon completion of the Merger, (i) the Company will cease to exist, (ii) Cimnet will continue to operate the business of the Company under the name "Cimnet, Inc.," (iii) the shareholders of the Company's Common Stock automatically will become the shareholders of Cimnet, (iv) the shareholders will have rights, as shareholders of Cimnet and no longer as

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

shareholders of the Company and will be governed by Delaware law, Cimnet's Certificate of Incorporation and By-laws rather than by Wyoming law, the existing Certificate of Incorporation and By-laws of the Company, (v) warrants and options to purchase shares of the Company's Common Stock automatically will be converted into warrants or options to acquire an equal number of equivalent shares of Cimnet's Common Stock, and (vi) no change will occur in the name, physical location, business, management, assets, liabilities or net worth of the Company.

                  The shareholders' approval of the Reincorporation Merger will constitute their approval of all of the provisions of Cimnet's Certificate of Incorporation and Cimnet's By-laws, including those provisions relating to the limitation of director liability and expanded scope of indemnification of directors, officers and key employees under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of Cimnet by Delaware law, Cimnet's Certificate of Incorporation and Cimnet's By-laws will or may in the future alter certain rights of the shareholders.

                  Pursuant to the Merger Agreement, each outstanding share of Company Common Stock, no par value, automatically will be converted pro-rata into one share of Cimnet Common Stock, $.0001 par value, upon the Effective Date (as defined below). Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same proportionate number of shares of Common Stock of Cimnet. IT WILL BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR CIMNET STOCK CERTIFICATES.

                  Under Wyoming law, the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company is required for approval of the Merger and the other terms of the Reincorporation Merger. Mr. Richardson, the Company's Chief Executive Officer and majority stockholder, has indicated that he will vote the shares held by him in favor of the Merger. The Reincorporation Merger has been approved unanimously by the Company's Board of Directors. If approved by the shareholders, and if certain other conditions set forth in the Merger Agreement are satisfied, the Reincorporation Merger will become effective upon the filing of the Merger Agreement and related documentation with both Delaware's and Wyoming's respective Secretary of State (the "Effective Date"). The Board of Directors intends that the Reincorporation Merger be consummated as soon as practicable following the Annual Meeting of Shareholders. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board of Directors to deem either such action advisable.

                  The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Cimnet (the "Certificate of Incorporation") and the By-laws of Cimnet ("By-Laws"), a copy of each of which is attached hereto as Annex B, C and D, respectively.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

         The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern

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

and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

         The differences between the corporate law of Delaware and Wyoming allow Delaware corporations greater latitude of corporate action. In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of shareholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Wyoming corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Wyoming law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between the corporate law of Wyoming and Delaware corporate laws are more fully explained below in the section entitled "Summary of Significant Differences between Delaware and Wyoming Corporate Laws."

         In management's opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

         In addition, Delaware law permits a corporation to adopt a number of measures, through amendment of the corporation's certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Company's current Articles of Incorporation do not include such "antitakeover" provisions. The Board of Directors has no present intention following the Reincorporation to amend the Certificate of Incorporation of Cimnet to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the shareholders, the Board of Directors may consider in the future certain antitakeover strategies which may enhance the Board of Directors' ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides certain protections not available under Wyoming laws. See "Summary of Significant

Differences Between Delaware and Wyoming Corporate Laws Which Would Affect Cimnet - Business Combinations with Substantial Shareholders."

DISADVANTAGE OF REINCORPORATION IN DELAWARE

         Despite the belief of the Board of Directors of the Company as to the benefits or advantages of reincorporation in Delaware, some shareholders may find the Reincorporation Merger disadvantageous for several reasons. As discussed below, Delaware law contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that shareholders of Cimnet would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of Cimnet Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Company's Board of Directors and may make removal of the Board of Directors or management less likely as well.

         As discussed below, the Certificate of Incorporation of Cimnet will contain a provision limiting director liability under certain circumstances, and the Bylaws of Cimnet will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the shareholders of Cimnet. For example, their inclusion may have the effect of reducing the likelihood of Cimnet's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Cimnet and its shareholders. In addition, if the Reincorporation Merger is effected and the limitation on liability provision is part of the Certificate of Incorporation of Cimnet, the shareholders of Cimnet will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Cimnet.

SUMMARY OF SIGNIFICANT  DIFFERENCES  BETWEEN DELAWARE AND WYOMING CORPORATE LAWS

         The following is a brief summary of certain material ways in which Wyoming and Delaware corporate laws differ and does not purport to be a complete statement of such laws.

         BUSINESS COMBINATIONS WITH SUBSTANTIAL SHAREHOLDERS. Delaware law contains a statutory provision which is intended to curb abusive takeovers of Delaware corporations. Section 203 of the Delaware General Corporation Law addresses the problem by preventing certain business combinations of the corporation with interested shareholders within three years after such shareholders become interested. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate, or associate of such person, who is an "interested shareholder" for a period of three (3) years from the date that such person became an interested shareholder unless: (i) the transaction resulting in a person becoming an interested shareholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an interested shareholder; (ii) the interested shareholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested shareholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested shareholder, the business combination

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

is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested shareholder. Under
Section 203, an "interested shareholder" is defined as any person who is: (i) the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and who was the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder.

         Section 17-18-104 of the Wyoming Management Stability Act ("WMSA") generally restricts the ability of a "Qualified Corporation" (defined in the WMSA to include certain publicly traded corporations incorporated in Wyoming -- generally having at least $10,000,000 of assets and in excess of 1,000 record stockholders -- and with substantial business operations within the state) to engage in any business combination (defined to include a variety of transactions, including (i) any merger, consolidation or share exchange; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets having an aggregate market value or book value equal to 10% or more of the aggregate market value or book value of the corporation determined on a consolidated basis; (iii) any issuance or transfer of stock (except for certain prorata and other issuance); (iv) disproportionate benefits from the corporation (including loans and guarantees); and (v) any agreements, arrangements or understandings relating to the adoption of a plan or a proposed plan for liquidation and dissolution of the corporation) with an interested shareholder (defined generally as any person who, directly or indirectly, beneficially owns 15% or more of the outstanding voting stock of the corporation) for a period of three years after the date on which the interested shareholder became an interested shareholder. These restrictions do not apply, however, (a) if, prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in such shareholder becoming an interested shareholder, (b) if, on or subsequent to such date, the business combination is approved by the board of directors and the holders of at least two-thirds (2/3) of the voting shares not involved in the transaction, or
(c) under certain other circumstances.

         In addition, a Wyoming corporation may adopt an amendment to its Articles of Incorporation or Bylaws electing not to be governed by Section 17-18-104 of the WMSA or by filing a statement making the election with the Secretary of State, such election to be authorized by the board of directors of the corporation. The election made by the corporation shall be effective immediately upon adoption of the Bylaws or on the date of filing with the Secretary of State.

         The Company has not adopted an amendment to either the Company Articles or the Company Bylaws electing not to be governed by Section 17-18-104 of the WMSA; however, The Company does not meet the requirements of a Qualified Corporation and therefore is not subject to the protections of the WMSA.

         Under the WMSA, shares of a Qualified Corporation acquired in a "control share acquisition" do not have voting rights unless conferred by the stockholders of such corporation pursuant to the WMSA. As used in the WMSA, a "control share acquisition" generally means the acquisition by any person (an "acquiring person") of shares of voting stock giving the acquiring person direct or indirect voting power in the election of directors within any of the following ranges: (i) 1/5th or more but less than 1/8 of such voting power; (ii) 1/3 or more but less than a majority of such voting power; or (iii) a majority or more of such voting power. An acquiring person may make a control share acquisition only if: (i) such person delivers an acquiring person's statement to a Qualified Corporation, and (ii) a resolution is adopted and approved by both a majority of (a) all outstanding voting shares including interested shares (as hereafter defined), and (b) all outstanding shares, excluding interested shares. "Interested shares" means the shares of a Qualified Corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of a Qualified Corporation in the election of directors: (i) the acquiring person, (ii) any officer of a Qualified Corporation elected or appointed by the directors of a Qualified Corporation, or (iii) any employee of The Company who is also a director of a Qualified Corporation. The Company has not taken any corporate action to opt out of the Wyoming Control Share Acquisition Statute; however The Company does not meet the requirements of a Qualified Corporation and therefore is not subject to the protections of the WMSA.

         The WMSA requires that any offer or (defined as any person who makes or in any way participates in making a takeover offer), before making a takeover offer with regard to a Qualified Corporation, shall file with the Secretary of State certain information specified in the Wyoming Securities Act or as prescribed by the Secretary of State, and shall, not later than the filing date of the statement, deliver a copy of the statement to the target company at its principal office or to its registered agent for service of process in the State of Wyoming. No takeover offer shall be made which is not made to all offerees holding the same class of equity securities of a Qualified Corporation on substantially equivalent terms. No stock shall be contracted for, purchased or paid for pursuant to a takeover offer within the first 20 business days after the offer is made and no shares shall be purchased or paid for in violation of any order of the Secretary of State. No offeror may acquire in any manner any equity securities of any class of a Qualified Corporation at any time within two years following the conclusion of a takeover offer with respect to that class, including, but not limited to, acquisitions made by purchase, exchange, merger, consolidation, partial or complete liquidation, redemption, reverse stock split and any other recapitalization or reorganization unless the holder of that equity security is also afforded, at the time of that acquisition, a reasonable opportunity to dispose of that security to the offeror upon substantially equivalent terms. For purposes of the WMSA, a "takeover offer" means an offer to acquire or an acquisition of any equity security of a Qualified Corporation pursuant to a tender offer or request or invitation for tenders, if, after the acquisition, the offeror is or will be directly or indirectly a record or beneficial owner of more than 10% of any class of the outstanding equity securities of a Qualified Corporation.

         A Wyoming corporation may elect not to be governed by the Shareholder Takeover Protection Statute (i) by adopting a specific provision in its Articles of Incorporation; (ii) through a statement in the Bylaws that the corporation elects not to be subject to the restrictions of the shareholder takeover protection provisions, such election to be effective immediately upon adoption of the Bylaws unless the Articles of Incorporation provide otherwise; or (iii) by filing a statement with the Secretary of State making the election not to be governed by such statute, such election to be effective from the date of filing with the Secretary of State. If a corporation has elected not to be subject to the provisions of the Shareholder Takeover Protection Statute, such provisions will not apply to the following: (i) an acquisition by an offeror, if the instant transaction and all acquisitions of equity securities of the same class during the preceding 12 months by the offeror or any of its affiliates do not exceed 2% of that class; or (ii) an acquisition determined by order of the Secretary of State to be a takeover offer but is not made for the purpose of, and not having the effect of, changing or influencing the control of a Qualified Corporation. The Company has not made an election to opt out of the Shareholder

Takeover Protection Statute; however, The Company does not meet the requirements of a Qualified Corporation and therefore is not subject to the protections of the WMSA.

         A corporation  may, at its option,  exclude itself from the coverage of
Section 203 of the Delaware General Corporation Law by amending its certificate of incorporation or bylaws by action of its shareholders to exempt itself from coverage, provided that such bylaw or certificate of incorporation amendment shall not become effective until twelve (12) months after the date it is adopted. The Company has not adopted such a provision to the Certificate of Incorporation. It is not anticipated that the Board of Directors of Cimnet will seek shareholder approval to "opt out" of the operation of this provision.

         MERGER WITH SUBSIDIARY. Under Delaware law, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. Wyoming law permits such a merger of a subsidiary without shareholder approval if 80% of each class of capital stock of the subsidiary is owned by the parent corporation.

         DIVIDENDS. Delaware law provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. Wyoming law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

         PROXIES. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Wyoming law, a proxy is effective only for a period of 11 months unless otherwise provided in the proxy.

         CONSIDERATION FOR STOCK. Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors. Under Wyoming law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value.

         LIABILITY OF DIRECTORS. Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director:
(i) for any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The

Certificate of Incorporation of Cimnet includes such a provision. Under Wyoming law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director (i) breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) violation of certain provisions of the WBCA, or (iv) any transaction from which the director derived an improper personal benefit.

         SPECIAL MEETINGS OF SHAREHOLDERS. Under Delaware law, a special meeting of shareholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed Bylaws of Cimnet provide that a special meeting may be called by the Chairman of the Board of Directors, the President, majority of the Board of Directors or 10% of the shareholders of record of all shares entitled to vote.

         Wyoming law provides that a special meeting of shareholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of shareholders. The Company's current Articles of Incorporation do not include any such provision.

         COMMITTEES OF THE BOARD OF DIRECTORS. Wyoming and Delaware law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Wyoming law places more limitations on the types of activities that can be delegated to committees of the board. Under Wyoming law, a committee of the board of directors may not approve or recommend to shareholders actions or proposals required to be approved by the shareholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

         VOTE REQUIRED FOR MERGERS. Wyoming law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Wyoming corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Wyoming law, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and (ii) each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has a similar provision requiring shareholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation's shareholders, Delaware law, unlike Wyoming law, also requires that either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (ii) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         DISSENTER'S RIGHTS. Delaware law provides that dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in the case of a merger of a corporation, except that such rights are not provided when (i) no vote of the shareholders is required for the merger or (ii) shares of the corporation are listed on a national securities exchange or held by more than 2,000 shareholders and are to be exchanged solely for shares of stock of another corporation which are listed on a national securities exchange or held by more than 2,000 shareholders.

         Under the WBCA, shareholders generally have the right to dissent from, and to obtain payment of the fair value of their shares in the event of a merger or consolidation, a share exchange or a sale or exchange of all or substantially all of the property of a corporation. The WBCA imposes significant duties on shareholders who wish to avail themselves of the right to demand and receive payment of the fair cash value of their stock, and any shareholder who does not satisfy these duties will not be entitled to payment for his or her shares. The shareholders of the Company will be entitled to exercise dissenters' rights in connection with the proposed Merger and the Proposed Sale.

         CORPORATE ACTION WITHOUT A SHAREHOLDER MEETING. Delaware and Wyoming law both permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, Delaware law requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing. Wyoming law provides that such notice must be given within ten (10) days of the date such shareholder authorization is granted. Neither the Company's current Articles of Incorporation nor the Cimnet Certificate of Incorporation includes any such contrary provision.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all shareholders. In particular, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

         The Reincorporation Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the shareholders as a result of the exchange of shares of Common Stock for shares of Cimnet Stock upon consummation of the transaction.

         The combination and change of each share of the Company's Common Stock into one share of Cimnet Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to a portion of Cimnet Stock received in exchange therefor.

SECURITIES ACT CONSEQUENCES

         The shares of Cimnet Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, Cimnet is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

         After the Reincorporation Merger, Cimnet will be a publicly-held company, Cimnet Stock will be listed for trading in the over-the-counter Bulletin Board market, and Cimnet will file periodic reports and other documents with the Commission and provide to its shareholders the same types of information that the Company has previously filed and provided. Shareholders whose Common Stock is freely tradable before the Reincorporation Merger will have freely tradable shares of Cimnet Stock. Shareholders holding restricted shares of Common Stock will have shares of Cimnet Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Cimnet Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, shareholders will be deemed to have acquired their shares of Cimnet Stock on the date they acquired their shares of Common Stock. In summary, Cimnet and its shareholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as were the Company and the shareholders prior to the Reincorporation Merger.

DISSENTERS' RIGHTS OF APPRAISAL

         Holders of Common Stock of the Company will have the right to dissent and seek the payment of "fair value" of their shares with regard to the Reincorporation Merger. Pursuant to Article 13 of the WBCA, holders of record of the Company Common Stock who object and who follow the procedures prescribed by
Article 13 of the WBCA will be entitled to receive a cash payment equal to the "fair value" of the shares of the Company Common Stock held by them. Set forth below is a summary of the procedures holders of the Company Common Stock must follow in order to exercise their dissenters' rights under the WBCA. This summary does not purport to be complete and is qualified in its entirety by reference to Article 13 of the WBCA (a copy of which, as of the date hereof, is attached to this Proxy Statement as Annex E) and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

         Any holder of shares of Common Stock of the Company contemplating a possibility of objecting to the Proposals should carefully review the text of Annex E (particularly the specified procedural steps required to perfect their dissenters' rights) and should consult as appropriate with such holder's legal counsel. The dissenters' rights will be lost if the procedural requirements of
Article 13 of the WBCA are not fully and precisely satisfied.

         A record shareholder may assert dissenters' rights to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by a beneficial holder for whom he acts as nominee and notifies the Company in writing of the name and address of each person on whose behalf he has such dissenters' rights. A beneficial holder may assert dissenters' right as to shares held on his behalf only if he submits to the Company the record holder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and does so with respect to all shares to which he is beneficial owner.

         Under Article 13 of the WBCA, any shareholder who desires to assert dissenters' rights shall deliver to the Company before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effected and shall not vote his shares in favor of the proposed action. If the proposed corporate action is effected, the Company shall deliver a written dissenters' notice to all shareholders who properly exercised their dissenters' rights within ten (10) days after the corporate action is effected. Such notice from Company shall include, among other items, a form for demanding payment (and deliver certificates representing shares of the Company), as well as a date not less than thirty (30) days and not more than sixty (60) days after the date of the Company's delivery of the initial dissenters' notice by which the Company must receive the payment demand. A shareholder who demands payment and deposits his share certificates in accordance with the terms of the Company's payment demand shall be entitled to receive from the Company the amount that the Company estimates to be the "fair value" of the shares plus accrued interest. Such payment is to be accompanied by specified financial information regarding the Company, a statement of the Company's estimate of the fair value of the shares and an explanation of how any accrued interest was calculated. If a dissenting shareholder disagrees with the Company's calculation of the "fair value" for the shares tendered, he may notify the corporation in writing of his own estimate of fair value or reject the Company's offer and demand payment of fair value of his shares. If a dissenting shareholder waives his rights to contest the Company's determination of "fair value," he must notify the Company of his demand of payment of a different value in writing within thirty (30) days after the Company made or offered payment for his shares.

         If a demand for payment remains unsettled, the Company may commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence a proceeding within the sixty day period, it must pay to each dissenting shareholder the amount demanded by such shareholder.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM WYOMING TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSAL.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2000 Annual Meeting of Shareholders, that proposal must be presented to the Company's secretary prior to January 15, 2000.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                            WESTERN TECHNOLOGY & RESEARCH, INC.


May 25, 1999
                            By:  /s/ JOHN D. RICHARDSON
                                 -----------------------------------------------
                                     John D. Richardson, Chairman of the Board

                                                                         ANNEX A


                       WESTERN TECHNOLOGY & RESEARCH, INC.

                                 1999 STOCK PLAN

                       WESTERN TECHNOLOGY & RESEARCH, INC.

                               THE 1999 STOCK PLAN

APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 15, 1999


                  SECTION 1. PURPOSE. The purpose of the Western Technology & Research, Inc. 1999 Stock Plan (the "Plan") is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of Western Technology & Research, Inc., a Wyoming corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, no par value ("Common Stock"), in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

                  SECTION 2. ADMINISTRATION. Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

                  The foregoing notwithstanding, with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options shall be granted under the Plan to any directors.

                           2.1      PROCEDURES. The Board shall designate one of
the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

                           2.2      RESPONSIBILITIES.  Except  for the terms and
conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended
(the "Code"). Section 422, the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option granted thereunder.

                           2.3      RULE  16B-3 AND  SECTION  16(B)  COMPLIANCE;
BIFURCATION OF PLAN. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. The Board of Directors may act under the Plan only if all members thereof are "disinterested persons" as defined in Rule 16b-3 and further described in Section 4 hereof; and no director or officer or other Company "insider" subject to Section 16 of the Exchange Act may sell shares received upon the exercise of an option during the six month period immediately following the grant of the option without complying with the terms of Section 16 of the Exchange Act.

                  Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

                  SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in
Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 1,000,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, canceled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, canceled, or terminated options.

                  SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is a director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity. Any party to whom an option is granted under the Plan shall be referred to hereinafter as an "Optionee".

                  A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

                  SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan.

                           5.2      TERM   AND   MATURITY.    Subject   to   the
restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent stockholders, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten year period.

                           5.3      EXERCISE.  Each option may be  exercised  in
whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with Section 5.4 hereof.

                           5.4      PAYMENT  OF  EXERCISE  PRICE.  Except as set
forth below, payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.

                  The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                            (a)     delivery  of shares  of Common  Stock of the
Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                           (b)      delivery  of a properly  executed  Notice of
Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                           (c)      delivery  of a properly  executed  Notice of
Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

                           5.5      WITHHOLDING TAX REQUIREMENT.  The Company or
any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require an Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

                           5.6      NONTRANSFERABILITY.

                                    5.6.1   OPTION.  Options  granted  under the
Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

                                    5.6.2   STOCK.  The Plan  Administrator  may
provide in the agreement granting the option that (a) the Optionee may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of an Optionee, the Company shall have a six month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Optionee.

                           5.7      TERMINATION   OF   RELATIONSHIP.    If   the
Optionee's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or Affiliate and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

                  If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If an Optionee's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

                  If an Optionee's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Optionee to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

                  For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                  As used herein, the term "Affiliate" shall be defined as follows: (a) when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, the stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           5.8      DEATH OF OPTIONEE. If an Optionee dies while
he or she has a relationship with the Company or any Affiliate thereof or within the three month period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

                           5.9      STATUS OF STOCKHOLDER.  Neither the Optionee
nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised.

                           5.10     CONTINUATION  OF EMPLOYMENT.  Nothing in the
Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

                           5.11     MODIFICATION   AND   AMENDMENT   OF  OPTION.
Subject to the requirements of Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 9.1 hereof, the Plan Administrator may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Optionee.
Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in
Section 422(b) of the Code.

                           5.12     LIMITATION  ON  VALUE  FOR  INCENTIVE  STOCK
OPTIONS. As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling, (ii) a Private Letter ruling to any of the Company, any Optionee, or any legatee, personal representative, or distributee of any Optionee, or (iii) regulations.

                           5.13     VALUATION  OF  COMMON  STOCK  RECEIVED  UPON
EXERCISE.

                                    5.13.1  EXERCISE OF OPTIONS  UNDER  SECTIONS
5.4(A) AND (C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value as determined by the Plan Administrator, provided, that if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the Notice of Exercise under Section 5.4(c) hereof, determined as of the trading day immediately preceding such date (or, if no sale of shares is reported for such trading day, on the next preceding day on which any sale shall have been reported).

                                    5.13.2  EXERCISE  OF  OPTION  UNDER  SECTION
5.4(B). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof shall equal the sales price received for such shares.

                  SECTION 6.        GREATER THAN TEN PERCENT STOCKHOLDERS.

                           6.1      EXERCISE  PRICE AND TERM OF INCENTIVE  STOCK
OPTIONS. If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

                           6.2      ATTRIBUTION RULE. For purposes of subsection
6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

                  SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

                           7.1.     EFFECT OF  LIQUIDATION,  REORGANIZATION,  OR
CHANGE IN CONTROL.

                                    7.1.1   CASH,  STOCK,  OR OTHER PROPERTY FOR
STOCK. Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the stockholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, any option granted hereunder shall terminate, but the time during which such options may be exercised shall be accelerated as follows: the Optionee shall have the right immediately prior to any such event to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

                           7.1.2    CONVERSION  OF OPTIONS ON STOCK FOR EXCHANGE
STOCK. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

                           7.2      FRACTIONAL  SHARES.  In  the  event  of  any
adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

                           7.3      DETERMINATION  OF BOARD TO BE FINAL.  Except
as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

                  SECTION 8. SECURITIES LAW COMPLIANCE. Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

                  As a condition to the exercise of an option, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Optionee to give written assurances satisfactory to the Company at the time of any such exercise (a) as to the Optionee's knowledge and experience in financial and business matters (and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Optionee is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or (b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Act.

                  At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

                  Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or on the NASDAQ National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

                  SECTION 9. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the exercise of options granted hereunder shall constitute general funds of the Company.

                  SECTION 10.       AMENDMENT AND TERMINATION.

                           10.1     BOARD  ACTION.  The  Board  may at any  time
suspend, amend, or terminate the Plan, provided, that no amendment shall be made without stockholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option was granted and such person consents in writing thereto.

                           10.2     AUTOMATIC    TERMINATION.    Unless   sooner
terminated by the Board,  the Plan shall terminate ten years from the earlier of
(a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

                  SECTION 11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's shares of voting capital stock cast with respect to the proposal to adopt the Plan at any time within 12 months before or after the adoption of the Plan by the Board.

                                                                         ANNEX B


                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT OF MERGER (the "Agreement"), dated as of ___________, 1999, is entered into by and between Western Technology & Research, Inc., a Wyoming corporation ("Western Tech") and Cimnet, Inc., a Delaware corporation ("Cimnet").

                              W I T N E S S E T H:

         WHEREAS, Western Tech is a corporation duly organized and existing under the laws of the State of Wyoming;

         WHEREAS, the respective Boards of Directors of Western Tech and Cimnet have determined that it is advisable and in the best interests of each of such corporations that Western Tech merge with and into Cimnet (the "Merger") upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of Western Tech from Wyoming to Delaware;

         WHEREAS, the respective Boards of Directors of Western Tech and Cimnet have, by resolutions duly adopted, approved this Agreement, subject to the approval of the shareholders of each of Cimnet and Western Tech; and

         WHEREAS,   this   Agreement   is   intended  as  a  tax  free  plan  of
reorganization within the meaning of Section 368 of the Internal Revenue Code;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Western Tech and Cimnet hereby agree as follows:

         1. MERGER. Western Tech shall be merged with and into Cimnet and Cimnet shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time when this Agreement is made effective in accordance with applicable law (the "Effective Time").

         2. GOVERNING DOCUMENTS; EXECUTIVE OFFICERS AND DIRECTORS. The Certificate of Incorporation of Cimnet, from and after the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of Cimnet from and after the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, or the Certificate of Incorporation of the Surviving Corporation and applicable laws. The executive officers, directors and members of committees of the Board of Directors of Cimnet, as of the Effective Time, shall become the executive officers, directors and members of committees of the Board of Directors of the Surviving Corporation, from and after the Effective Time, until their respective successors have been duly elected and qualify, unless they earlier die, resign or are removed.

         3. SUCCESSION. At the Effective Time, the separate corporate existence of Western Tech shall cease, and Cimnet shall possess all the rights, privileges, powers and franchises of a public and private nature of Western Tech; and all property, real, personal and mixed, and all debts due to Western Tech on whatever account, as well as for share subscriptions as all other things in action belonging to Western Tech, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Western Tech, and the title to any real estate vested by deed or otherwise in Western Tech shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Western Tech shall be preserved unimpaired, and all debts, liabilities and duties of Western Tech shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Western Tech its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Western Tech. The employees and agents of Western Tech shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Western Tech. The requirements of any plans or agreements of Western Tech involving the issuance or purchase by Western Tech of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

         4. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Western Tech such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Western Tech, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Western Tech or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         5. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

         (a) each share of the common stock, no par value per share (the "Western Tech Common Stock") of Western Tech outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of common stock, par value $.0001 per share (the "Cimnet Common Stock") of Cimnet and no fractional shares shall be issued and fractions of half or more shall be rounded to a whole share and fractions of less than half shall be disregarded, such that the issued and outstanding capital stock of Cimnet resulting from the conversion of the capital stock of Western Tech upon the Effective Time shall be equal to the number of shares of Common Stock at that time; and

         (b) As of the Effective Time, Cimnet hereby assumes all obligations under any and all employee benefit plans of Western Tech in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and shall continue the stock option plans of Western Tech. Each outstanding and unexercised option, warrant or other right to purchase, or security convertible into Western Tech Common Stock shall become an option, warrant or right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Western Tech Common Stock issuable pursuant to any such option, warrant or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Western Tech option, warrant, stock purchase right or other convertible security at the Effective Time.

         A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of Western Tech Common Stock so reserved immediately prior to the Effective Time.

         (c) the shares of Cimnet Common Stock presently issued and outstanding in the name of Western Tech shall be canceled and retired and resume the status of authorized and unissued shares of Cimnet Common Stock, and no shares of Cimnet Common Stock or other securities of Western Tech shall be issued in respect thereof.

         6. STOCK CERTIFICATES. As of and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of Western Tech Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Cimnet Common Stock into which the shares of Western Tech Common Stock formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Cimnet Common Stock evidenced by such outstanding certificate as above provided.

         7. SHAREHOLDER APPROVAL. This Agreement has been approved by Western Tech under Section 607.1103 of the Wyoming Business Corporation Act by the shareholders representing in excess of 50% of the issued and outstanding voting securities of Western Tech. This Agreement has been approved by Cimnet under
Section 253 of the General Corporation Law of the State of Delaware. The signature of Western Tech on this Agreement shall constitute its written consent as sole shareholder of Cimnet, to this Agreement and the Merger.

         8. AMENDMENT. To the full extent permitted by applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto, either before or after approval of the shareholders of the constituent corporations and at any time prior to the Effective Time with respect to any of the terms contained herein.

         9. ABANDONMENT. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of Western Tech or Cimnet, notwithstanding approval of this Agreement by the shareholders of Cimnet or by the shareholders of Western Tech, or both, if, in the opinion of either of the Boards of Directors of Western Tech or Cimnet, circumstances arise which in the opinion of such Boards of Directors, make the Merger for any reason inadvisable.

         10. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

         11. WYOMING APPOINTMENT. Cimnet hereby agrees that it may be served with process in the State of Wyoming in any action or special proceeding for enforcement of any liability or obligation of Western Tech or Cimnet arising from the Merger. Cimnet appoints the Secretary of State of the State of Wyoming as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of Wyoming to Cimnet at .

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         13. DISSENTING SHAREHOLDERS. Notwithstanding the provisions of Section 5.a. hereof, any outstanding shares of Western Tech Common Stock held by a shareholder who shall have elected to dissent from the Merger and who shall have exercised and perfected his right to dissent with respect to such shares in accordance with Article 13 of the Wyoming Business Corporation Act (a "Dissenting Shareholder") shall not be converted into shares of Cimnet Common Stock as a result of the Merger, but such Dissenting Shareholders shall be entitled to receive in lieu thereof only such consideration as shall be provided in such Article 13, except that shares of Western Tech Common Stock outstanding immediately prior to the Effective Time and held by a Dissenting Shareholder who shall thereafter withdraw his election to dissent from the Merger or lose his right to dissent from the Merger as provided in such Article 13 shall be deemed converted, as of the Effective Time, into such number of shares of Western Tech Common Stock as such holder otherwise would have been entitled to receive as a result of the Merger.

         IN WITNESS WHEREOF, Western Tech and Cimnet have caused this Agreement to be executed and delivered at ___________________ by their respective duly authorized officers as of the date first above written.

                                           WESTERN TECHNOLOGY & RESEARCH, INC.
                                           a Wyoming corporation


                                           By:_________________________________
                                              John D. Richardson
                                              Chief Executive Officer


                                           CIMNET, INC.
                                           a Delaware corporation


                                           By:_________________________________
                                              John D. Richardson
                                              Chief Executive Officer

                                                                         ANNEX C


                                  CIMNET, INC.

                          CERTIFICATE OF INCORPORATION

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  CIMNET, INC.


                       The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

                       FIRST:     The  name  of  the  corporation   (hereinafter
      called the "corporation") is CIMNET, INC.

                       SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle; and the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Trust Company.

                       THIRD:     The purpose of the corporation is to engage in
      any lawful act or activity for which corporations may be organized under General Corporation Law of the State of Delaware.

                       FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is twenty million, which are divided into five million (5,000,000) shares of Preferred Stock of a par value of one tenth of a mill ($.0001) each, and fifteen million (15,000,000) shares of Common Stock of a par value of one tenth of a mill ($.0001) each.

                       The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, full or limited, or no voting powers, and shall have such designations, preferences, and relative participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall b e stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions by the Board of Directors pursuant to authority hereby vested in it.

                       FIFTH:     The  name  and  the  mailing  address  of  the
      incorporator are as follows:

              NAME                                         MAILING ADDRESS
              Alan N. Forman, Esq.                         Bernstein & Wasserman
                                                           950 Third Avenue
                                                           New York, NY  10022

                       SIXTH:     The   corporation   is   to   have   perpetual
      existence.

                       SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of ss. 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of ss. 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any such compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

                       EIGHTH: For the management of the business and the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

              1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

              2. After the original or other Bylaws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of ss. 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of ss. 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote in the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

              3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of the stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of ss. 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

                       NINTH:     The personal liability of the directors of the
      corporation is hereby eliminated to the fullest permitted by the provisions of the paragraph (7) of subsection (b) of ss. 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

                       TENTH: The corporation shall, to the fullest extent permitted by the provisions of ss. 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                       ELEVENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of corporation by this certificate of incorporation are granted subject to the provisions of this article ELEVENTH.

      Signed on December 11, 1997.

                                            /s/ ALAN N. FORMAN
                                            ------------------------------------
                                                Alan N. Forman
                                                Incorporator

                                                                         ANNEX D



                                  CIMNET, INC.


                                     BY-LAWS

                                     BY-LAWS

                                       OF

                                  CIMNET, INC.

                             A Delaware Corporation

                               ARTICLE 1 - OFFICES

The registered office of the Corporation in the State of Delaware shall be located in the City and State designated in the Certificate of Incorporation. The Corporation may also maintain offices at such other places within or without the State of Delaware as the Board of Directors may, from time to time, determine.

                      ARTICLE II - MEETING OF SHAREHOLDERS

Section 1 - Annual Meetings:  (Section 211)

The annual meeting of the shareholders of the Corporation shall be held at the time fixed, from time to time, by the Directors, at the time fixed from time to time by the Directors.

Section 2 - Special Meetings:  (Section 211)

Special meetings of the shareholders may be called by the Board of Directors or such person or persons authorized by the Board of Directors shall be held within or without the State of Delaware.

Section 3 - Court-ordered meeting:  (Section 2 11)

The Court of Chancery in this State where the Corporation's principal office is located, or where the Corporation's registered office is located if its principal office is not located in this state, may after notice to the Corporation, order a meeting to be held on application of any Director or shareholder of the Corporation entitled to vote in an annual meeting if an annual meeting has not been held within any thirteen month period if there is a failure by the Corporation to hold an annual meeting for a period of thirty days after the date designated therefor, or if no date has been designated, for a period of thirteen months after the organization of the Corporation or after its last annual meeting. The court may fix the time and place of the meeting, determine the shares entitled to participate in the meeting, specify a record date for determining shareholders entitled to notice of and to vote at the meeting, prescribe the form and content of the meeting notice, and enter other orders a may be appropriate.


* All references to Sections in these By Laws refer to those sections contained in the Delaware General Corporation Law.

Section 4 - Place of Meetings:  (Section 211)

Meetings of shareholders shall be held at the registered office of the Corporation, or at such other places. within or without the State of Delaware as the Directors may from time to time fix. If no designation is made, the meeting shall be held at the Corporation's registered office in the state of Delaware.

Section 5 - Notice of Meetings:  (Section 222)

(a) Written or printed notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by first class mail, by or at the direction of the president, the secretary, or the officer or the person calling the meeting, not less than ten or more than sixty days before the date of the meeting, unless the lapse of the prescribed time shall have been waived before or after the taking of such action, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the business to be transacted or the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle shareholders to dissent and receive payment for their shares pursuant to the Delaware General Corporation Law, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder as it appears on the share transfer records of the Corporation.

Section 6 - Shareholders' List:  (Section 219)

(a) After fixing a record date for a meeting, the officer who has charge of the stock ledger of the Corporation, shall prepare an alphabetical list of the names of all its shareholders entitled to notice of the meeting, arranged by voting group with the address O{ and the number, class, and series, if any, of shares held by, each shareholder. The shareholders' list must be available for inspection by any shareholder for a period of ten days before the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. Any shareholder of the Corporation or the shareholder's agent or attorney is entitled on written demand to inspect the shareholders' list during regular business hours and at the shareholder's expense, during the period it is available for inspection.

(b) The Corporation shall make the shareholder's list available at the meeting of shareholders, and any shareholder or the shareholder's agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

(c) Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, such Directors shall be ineligible for election for any office at such meeting.

(d) The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 2 19 of the Delaware General Corporation Law or the books of the Corporation, or to vote in person or by proxy at any shareholders' meeting.

Section 7 - Quorum:  (Section 216)

(a) Except as otherwise provided herein, or by law, or in the Certificate of Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), or for meetings ordered by the Court of Chancery called pursuant to Section 211 of the Delaware General Corporations Law, a quorum shall be present at all meetings of shareholders of the Corporation, if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy.

(b) The subsequent withdrawal of any shareholder from the meeting, after the commencement of a meeting, or the refusal of any shareholder represented in person or by proxy to vote, shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(c) Despite the absence of a quorum at any meeting of shareholders, the shareholders present may adjourn the meeting.

Section 8 - Voting:  (Section 212 & 216)

(a) Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, any corporate action, other than the election of Directors. the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of shareholders at which a quorum is present shall be the act of the shareholders of the Corporation.

(b) Unless otherwise provided for in the Articles of Incorporation of this Corporation, directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present and each shareholder entitled to vote has the right to vote the number of shares owned by him for a many persons as there are Directors to be elected. Unless otherwise provided for in the Certificate of Incorporation of this Corporation, Directors will be elected by a plurality of the votes by the shares, present in person or by proxy, entitled to vote in the election at a meeting at which a quorum is present and each shareholder entitled to vote has the right to vote the number of shares owned by him/her for as may persons as there are Directors to be elected.

(c) Except as otherwise provided by statute the Certificate of Incorporation, or these bylaws, at each meeting of shareholders, each shareholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his name on the books of the Corporation.

Section 9 - Proxies:  (Section 212)

Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the shareholder himself or by his attorney-in-fact thereunto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram. or similar transmission by the share-holder, or as a photographic, photostatic, facsimile. shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the shareholder. No proxy shall be valid after the expiration of three years from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

Section 10 - Action Without a Meeting:  (Section 228)

Unless otherwise provided for in the Certificate of Incorporation of the Corporation, any action to be taken at any annual or special shareholders' meeting, may be taken without a meeting, without prior notice and without a vote if a written consent or consents is/are signed by the shareholders of the Corporation having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted is delivered by hand or by certified or registered mail, return receipt requested, to the Corporation to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of shareholders' meetings are recorded.

Section 11 - Inspectors' (Section 231)

(a) The Corporation shall appoint one or more inspectors, and one or more alternate inspectors, to act at any shareholder' meeting and make a written report thereof so long a such inspectors sign an oath to faithfully execute their duties with impartiality and to the best of their ability before such meeting. if no inspector or alternate is able to act a shareholder' meeting, the presiding officer shall appoint one or more inspectors to act at the meeting.

*(b) The inspector shall:

(I) ascertain the number of shares entitled to vote and the voting power of each such shareholder;
(II) determine the shares represented at a meeting and the validity of proxies and ballots;
(III) count all votes and ballots;
(IV)determine and retain for a reasonable time a disposition record of any challenges made to any of the inspectors' determinations; and
(V) certify the inspectors' determinations of the number of shares represented at the meeting and their count of all votes and ballots.

                         ARTICLE III- BOARD OF DIRECTORS

Section 1 - Number, Term, Election and Qualifications:  (Section 141)

(a)The first Board of Directors and all subsequent Boards of the Corporation shall consist of three (3) unless and until otherwise determined by vote of a majority of the entire Board of Directors. The Board of Directors or shareholders all have the power, in the interim between annual and special meetings of the shareholders. to increase or decrease the number of Directors of the Corporation. A Director need not be a shareholder of the Corporation unless the Certificate of Incorporation of the Corporation or these Bylaws require.

(b) Except as may otherwise be provided herein or in the Certificate of Incorporation, the members of the Board of Directors of the Corporation shall be elected at the first annual shareholders' meeting and at each annual meeting thereafter, unless their terms are staggered in the Certificate of Incorporation of the Corporation or these Bylaws, by a majority of the votes cast at a meeting of shareholders, by the holders of shares entitled to vote in the election.

(c) The first Board of Directors shall hold office until the first annual meeting of shareholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereinafter, Directors will be elected at the annual meeting of shareholders and shall hold office until the annual meeting of the shareholders next succeeding his election. or until his prior death, resignation or removal. Any Director may resign at any time upon written notice of such resignation to the Corporation.

*NOTE: Article II Section 1 Subsection (b) of these Bylaws shall not be used in the Corporation's Bylaws unless the Corporation has one or more classes of voting stock that are: (i) listed on a national exchange; (ii) authorized for quotation on an interdealer quotation system of a registered national securities association; or (iii) held by more than two thousand shareholder of record of the Corporation.

Section 2 - Duties and Powers:  (Section 141)

The Board of Directors shall be responsible for the control and management of the business and affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except such as those stated under Delaware state law, are in the Certificate of Incorporation or by these Bylaws, expressly conferred upon or reserved to the shareholders or any other person or persons named therein.

Section 3 - Regular Meetings: Notice:

(a) A regular meeting of the Board of Directors shall be held either within or without the State of Delaware at such time and at such place as the Board shall fix.

(b) No notice shall be required of any regular meeting of the Board of Directors and. if given, need not specify the purpose of the meeting; provided. however, that in case the Board of Directors shall fix or change the time or place of any regular meeting when such time and place was fixed before such change, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in these Bylaws with respect to special meetings, unless such notice shall be waived in the manner set forth in these Bylaws.

Section 4 - Special Meetings; Notice:

(a) Special meetings of the Board of Directors shall be held at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required statute, written notice of special meetings shall be mailed directly to each Director, addressed to him at his residence or usual place of business, or delivered orally, with sufficient time for the convenient assembly of Directors thereat, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. If mailed, the notice of any special meeting shall be deemed to be delivered on the second day after it is deposited in the United States mails, so addressed, with postage prepaid. If notice is given by telegram, it shall be deemed to be delivered when the telegram is delivered to the telegraph company. A notice, or waiver of notice, except as required by these Bylaws, need not specify the business to be transacted at or the purposes or purposes of the meeting.

(c) Notice of any special meeting shall not be required to be given to any Director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given

(d) Unless otherwise stated in the Articles of Incorporation of the Corporation, the Chairperson, President, Treasurer, Secretary or any two or more Directors of the Corporation may call any special meeting of the Board of Directors.

Section 5 - Chairperson:

The Chairperson of the Board, if any and if present. shall preside at all meetings of the Board of' Directors. If there shall be no Chairperson, or he or she shall be absent, then the President shall preside. and in his absence, any other director chosen by the Board of Directors shall preside.

Section 6 - Quorum and Adjournments: (Section 141)

(a) At all meetings of the Board of Directors, or any committee thereof, the presence of a majority of the entire Board, or such committee thereof, shall constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or these Bylaws. (Note: If the Certificate of Incorporation authorize a quorum to consist of less than a majority', but no fewer than one-third of the prescribed number of Directors as permitted by law except that when a card of one Director is authorized under
Section 141 of the Delaware General Corporation Law, then one Director shall constitute a quorum or if the Certificate of Incorporation and/or Bylaws require a greater number than a majority as constituting a quorum then these Bylaws would state that this lesser or greater amount, instead of a majority, will constitute a quorum.)

(b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, whether or not a quorum exists. Notice of such adjourned meeting shall be given to Directors not present at time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors who were present at the adjourned meeting.

Section 7 - Manner of Acting:  (Section 141)

(a) At all meetings of the Board of Directors. each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by law, by the Certificate of Incorporation, or these By Laws, action approved by a majority of the votes of the Directors present at any meeting of the Board or any committee thereof, at which a quorum is present shall be the act of the Board of Directors or any committee thereof.

(c) Any action authorized in writing made prior or subsequent to such action, by all of the directors entitled to vote thereon and filed with the minutes of the Corporation shall be the act of the Board of Directors, or any committee thereof, and have the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board or committee for all purposes and may be stated as such in any certificate or document filed with the Secretary of the State of Delaware.

(d) Where appropriate communications facilities are reasonably available, any or all directors shall have the right to participate in any Board of Directors meeting, or a committee of the Board of Directors meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 8 - Vacancies:  (Section 223)

(a) Any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal or inability to act of any director, or other cause, shall be filled by an affirmative vote of a majority of the remaining directors, though less than a quorum of the Board or by a sole remaining Director, at any regular meeting or special meeting of the Board of Directors called for that purpose except whenever the shareholders of any class or classes or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation of the Corporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

(b) If at any time, by reason of death or resignation or other cause, the Corporation shall have no Directors in office, then an officer or any shareholder or an executor, administrator, trustee, or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders to fill such vacancies or may apply to the Court of Chancery for a decree summarily ordering an election.

(c) If the Directors of the Corporation constitute less than a majority of the whole Board, the Court of Chancery may, upon application of any shareholder or shareholders holding at least ten percent of the total number of shares entitled to vote for Directors, order an election to be held to fill any such vacancies or newly created directorships.

(d) Unless otherwise provided for by statute. the Certificate of Incorporation or these Bylaws, when one or more directors shall resign from the board and such resignation is effective at a future date, a majority of the directors, then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote otherwise to take effect when such resignation or resignations hall become effective.

Section 9 - Resignation:

The shareholders may, at any meeting, vote to accept the resignation of any Director.

Section 10 - Removal:  (Section 141)

One or more or all the Directors of the Corporation may be removed with or without cause at any time by the shareholders, at a special meeting of the shareholders called for that purpose, unless the Certificate of Incorporation provide that Directors may only be removed for cause, provided however, such Director shall not be removed if the Corporation's states in its Certificate of Incorporation that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her. If a Director was elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that Director.

Section 11 - Compensation:  (Section 141)

The Board of Directors may authorize and establish reasonable compensation of the Directors for services to the Corporation as Directors, including, but not limited to attendance at any annual or special meeting of the Board.

Section 12 - Committees: (Section 141)

The Board of Directors by resolution adopted by a majority of the entire Board, may from time to time designate from among its members one or more committees, and alternate members thereof, as they deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board and, unless otherwise stated by law, the

Certificate of Incorporation of the Corporation or these Bylaws, shall be governed by the rules and regulations stated herein regarding the Board of Directors.

                              ARTICLE IV - OFFICERS

Section 1 - Number, Qualifications, Election and Term of Office:  (Section 142)

(a) The Corporation's officers shall have such titles and duties as shall be stated in these Bylaws or in a resolution of the Board of Directors which is not inconsistent with these Bylaws. The officers of the Corporation shall consist an officer whose duty is to record proceedings of shareholders' and Directors' meetings and such other officers as the Board of Directors may from time to time deem advisable. Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a Director of the Corporation. Any two or more offices may be held by the same person.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

(c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been July elected and qualified, subject to earlier termination by his or her death. resignation or removal.

Section 2 - Resignation:  (Section 142)

Any officer may resign at any time by giving written notice of such resignation to the Corporation.

Section 3 - Removal:  (Section 142)

Any officer elected by the Board of Directors may be removed, either with or without cause, and a successor elected by the Board at any time. and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

Section 4 - Vacancies:  (Section 142)

(a) A vacancy, however caused, occurring in the Board and any newly created Directorships resulting from an increase in the authorized number of Directors may be filled by the Board of Directors.

Section 5 - Bonds. (Section 142)

The Corporation may require any or all of its officers or Agents to post a bond, or otherwise, to the Corporation for the faithful performance of their positions or duties.

Section 6 - Compensation:

The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

                           ARTICLE V - SHARES OF STOCK

Section 1 - Certificate of Stock:
(a) The shares of the Corporation shall be represented by certificates or shall be uncertificated shares.

(b) Certificated shares of the Corporation shall be signed, (either manually or by facsimile), by the Chairperson, Vice-Chairperson, President or Vice-President and Secretary or an Assistant Secretary or the Treasurer or Assistant Treasurer, or any other Officer designated by the Board of Directors, certifying that the number of shares owned by him or her in the Corporation, provided however that where such certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, any such signature may be a facsimile thereof. In case any officer who has signed or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

(c) Certificates shall be issued in such form not inconsistent with the Certificate of Incorporation and as shall be approved by the Board of Directors. Such certificates shall be numbered and registered on the books of the Corporation, in the order in which they were issued.

(d) Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Section 2 - Lost or Destroyed Certificates:

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed if the owner: (a) so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser, (b) files with the Corporation a sufficient indemnity bond; and (c) satisfies such other requirements, including evidence of such loss, theft or destruction, as may be imposed by the Corporation.

Section 3 - Transfers of Shares: (Section 201)

(a) Transfers or registration of transfers of shares of the Corporation shall be made on the stock transfer books of the Corporation by the registered holder thereof, or by his attorney duly authorized by a written power of attorney; and in the case of shares represented by certificates, only after the surrender to the Corporation of the certificates representing such shares with such shares properly endorsed, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and the payment of all stock transfer taxes due thereon.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal. equitable or other claim to, or interest in, such share or shares on the part of any other person. whether or not it shall have express or other notice thereof. except as otherwise expressly provided by law.

Section 4 - Record Date:  (Section 213)

(a) The Board of  Directors  may fix, in  advance,  which shall not be more than sixty, nor less than ten days before the meeting or action requiring a determination of shareholders, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting. or for the purpose of determining shareholders entitled to receive payment of any dividends. or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for a shareholders entitled to notice of meeting shall be at the close of business on the day preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held, or if notice is waived, at the close of business on the day before the day on which the meeting is held.

(b) The Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted for shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights of shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, provided that such record date shall not be more than sixty days before such action.

(c) The Board of Directors may fix, in advance, a date which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date is fixed and no prior action is required by the Board, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery by hand or by certified or registered mail, return receipt requested. to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. If no record date is fixed by the Board of Directors and prior action is required by law', the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(d) A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

                      ARTICLE VI - DIVIDENDS (Section 173)

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

                            ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to changed by the Board of Directors from time to time, subject to applicable law.

               ARTICLE VIII - CORPORATE SEAL [Section 607.0302(2)J

The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board of Directors.

Section 1 - Initial Bylaws:

                             ARTICLE IX - AMENDMENTS

The initial Bylaws of the Corporation shall be adopted by the Board of Directors at its organizational meeting.

Section 2 - By Shareholders:

All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by a majority vote of the shareholders at the time entitled to vote in the election of directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

Section 3 - By Directors:

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, by-laws of the Corporation; however, Bylaws made by the Board may be altered or repealed, and new Bylaws made by the shareholders.

                   ARTICLE X - WAIVER OF NOTICE: (Section 229)

Whenever any notice is required to be given by law, the Certificate of Incorporation or these Bylaws of any these Bylaws, meeting of shareholders, Board of Directors, or committee thereof, or attendance at the meeting by any person, shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of shareholders, Directors or committee thereof need by specified in any written waiver of notice.

                ARTICLE XI - INTERESTED DIRECTORS: (Section 144)

No contract or transaction shall be void or voidable if such contract or transaction is between the corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers, are directors or officers, or have a financial interest, when such Director or officer is present at or participates in the meeting of the Board of committee which authorizes the contract or transaction or his, her or their votes are counted for such purpose, if:

(a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

(b) the material facts as to his, her or their relationship or relationships or interest or interests and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

(c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the shareholders.

Such interested Directors may be counted when determining the presence of a quorum at the Board of Directors' or committee meeting authorizing the contract or transaction.

                  ARTICLE XII - FORM OF RECORDS: (Section 224)

Any records maintained by the Corporation in its regular course of business, including, but not limited to, its stock ledger, books of account and minute book, may be kept on, or be in the form of punch cards, magnetic tape, photographs, micro-photographs or any other information storage device, provided that the records so kept may be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any of such records so kept upon the request of any person entitled to inspect the same.

                                                                         ANNEX E


                          WYOMING DISSENTER'S STATUTES

                          WYOMING DISSENTERS' STATUTES


         Set forth herein is a reproduction of Article 13 of the Wyoming Business Corporation Act (the "WBCA").

ARTICLE 13. DISSENTERS' RIGHTS SUBARTICLE A. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

         17-16-1301 DEFINITIONS.--(a) As used in this article:

         (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

         (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

         (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

         (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

         (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

         (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

         (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

         17-16-1302 RIGHT TO DISSENT.--(a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

         (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

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                  (A)  Shareholder  approval is  required  for the merger or the consolidation by W.S. 17-16-1103 or 17-6-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

                  (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

         (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

         (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1) year after the date of sale;

         (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                  (A) Alters or abolishes a preferential right of the shares;

                  (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

                  (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

                  (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

                  (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

                  (F) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

         (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

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         17-16-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.--(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

         (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

         (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

SUBARTICLE B. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

         17-16-1320 NOTICE OF DISSENTERS' RIGHTS.--(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

         (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

         17-16-1321 NOTICE OF INTENT TO DEMAND PAYMENT.--(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

         (b) A shareholder  who does not satisfy the  requirements of subsection
(a) of this section is not entitled to payment for his shares under this article.

         17-16-1322 DISSENTERS' NOTICE.--(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

         (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

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         (i) State  where the  payment  demand  shall be sent and where and when certificates for certificated shares shall be deposited;

         (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

         (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

         (v) Be accompanied by a copy of this article.

         17-16-1323 DUTY TO DEMAND PAYMENT.--(a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

         (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

         (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

         17-16-1324 SHARE RESTRICTIONS.--(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

         (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

         17-16-1325 PAYMENT.--(a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

         (b) The payment shall be accompanied by:

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         (i) The  corporation's  balance  sheet as of the end of a  fiscal  year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

         (ii) A statement of the corporation's estimate of the fair value of the shares;

         (iii) An explanation of how the interest was calculated;

         (iv) A statement of the dissenter's rights to demand payment under W.S. 17-16-1328; and

         (v)   A copy of this article.

         17-16-1326 FAILURE TO TAKE ACTION.--(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

         17-16-1327 AFTER-ACQUIRED SHARES.--(a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

         (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

         17-16-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.--(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

         (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that he interest due is incorrectly calculated;

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         (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

         (ii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

         (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

SUBARTICLE C. JUDICIAL APPRAISAL OF SHARES

         17-16-1330 COURT ACTION.--(a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

         (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         (e) Each dissenter made a party to the proceeding is entitled to judgment for:

         (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

         (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

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         17-16-1331 COURT COSTS AND COUNSEL FEES.--(a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers
appointed  by  the  court.   The  court  shall  assess  the  costs  against  the
corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

         (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (i) Against the  corporation  and in favor of any or all  dissenters if
the  court  finds  the  corporation  did  not  substantially   comply  with  the
requirements of W.S. 17-16-1320 through 17-16-1328; or

         (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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WESTERN TECHNOLOGY & RESEARCH, INC.                                        PROXY

                       WESTERN TECHNOLOGY & RESEARCH, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY (THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3) PROPOSALS

                  THE UNDERSIGNED HEREBY APPOINT(S) MR. JOHN D. RICHARDSON WITH THE POWER OF SUBSTITUTION AND RESUBSTITUTION TO VOTE ANY AND ALL SHARES OF CAPITAL STOCK OF WESTERN TECHNOLOGY & RESEARCH, INC. (THE "COMPANY") WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE AS FULLY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT AT THE ANNUAL MEETING OF THE COMPANY, TO BE HELD ON JUNE ___, 1999, AT 10:00 A.M. LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, HEREBY REVOKING ANY PRIOR PROXIES TO VOTE SAID STOCK, UPON THE FOLLOWING ITEMS MORE FULLY DESCRIBED IN THE NOTICE OF ANY PROXY STATEMENT FOR THE ANNUAL MEETING (RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED):


1.                ELECTION OF DIRECTORS

                           VOTE

[ ]                        FOR ALL NOMINEES LIST BELOW EXCEPT AS MARKED TO THE
                           CONTRARY BELOW

[ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

[ ]                        ABSTAIN

JOHN D. RICHARDSON, DAVID BIRK AND ANDREW ROOSEVELT

2.                ADOPTION OF THE 1998 STOCK PLAN
                  -------------------------------

                           FOR THE ADOPTION OF THE 1999 STOCK PLAN

                           AGAINST THE ADOPTION OF THE 1999 STOCK PLAN

                           ABSTAIN

3.                REINCORPORATION IN THE STATE OF DELAWARE.
                  -----------------------------------------

                           VOTE

[ ]                        FOR THE REINCORPORATION IN THE STATE OF DELAWARE

[ ]                        AGAINST THE REINCORPORATION IN THE STATE OF DELAWARE

[ ]                        ABSTAIN


                  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE THREE (3) NOMINEES NAMED IN ITEM 1, THE ADOPTION OF THE 1999 STOCK PLAN IN ITEM 2, AND THE REINCORPORATION OF THE COMPANY IN DELAWARE IN ITEM 3.

                  IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING POSTAGE PRE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTERN TECHNOLOGY & RESEARCH, INC.

                                       DATED:___________________________________


                                       _________________________________________
                                       SIGNATURE

                                       _________________________________________
                                       SIGNATURE IF JOINTLY OWNED:

                                       _________________________________________
                                       PRINT NAME:

                  PLEASE SIGN EXACTLY AS THE NAME APPEARS ON YOUR STOCK CERTIFICATE. WHEN SHARES OF CAPITAL STOCK ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR CORPORATE OFFICER, PLEASE INCLUDE FULL TITLE AS SUCH. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A CORPORATION, SIGN IN THE FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A PARTNERSHIP, SIGN IN THE NAME OF THE PARTNERSHIP BY AN AUTHORIZED OFFICER.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE